UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (Date of earliest event reported)        April 29, 1999


                          TELLABS, INC.
      (Exact name of registrant as specified in its charter)


 Delaware                          0-9692                36-3831568
(State or other jurisdiction    (Commission           (IRS employer
 of incorporation)               file number)          identification no.)


  4951 Indiana Avenue, Lisle, Illinois            60532
(Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code      (630) 378-8800


                              N/A
	 (Former name or former address, if changed since last report)

Item 5.  Other Events

On April 29, 1999, Tellabs, Inc. (the "Company") issued its First Quarter Report 1999 to stockholders through its website at www.tellabs.com. Incorporated into the First Quarter Report 1999 are links to the First Quarter Earnings Release which includes the Results of Operations and Condensed Consolidated Balance Sheet.

The First Quarter Report 1999 to stockholders and the First Quarter Earnings Release including Results of Operations and Condensed Consolidated Balance Sheet are attached hereto as Exhibit 20.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

  (c) Exhibits
      Exhibit 20.1 - First Quarter Report 1999
      Exhibit 99.2 - First Quarter Earnings Release with Results of
                     Operations and Condensed Consolidated Balance Sheet

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TELLABS, INC
Date: April 29, 1999                By: /s Robert E. Swininoga
      --------------                    -----------------------
                                           Robert E. Swininoga
                                           Vice President and
                                           Principal Accounting Officer

        Exhibit Index

Exhibit No.        Description
-----------        -----------
   20.1            First Quarter Report 1999
   99.2            First Quarter Earnings Release with Results of
                   Operations and Condensed Consolidated Balance Sheet